SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 18, 2002 (January 17, 2002)
Date of Report (Date of earliest event reported)

STORAGE USA, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-12910	62-1251239

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

175 Toyota Plaza, Suite 700
Memphis, Tennessee 38103
(Address of principal executive offices)

(901) 252-2000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT
Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
LETTER AGREEMENT
MEMORANDUM OF UNDERSTANDING
PRESS RELEASE

INFORMATION TO BE INCLUDED IN REPORT

Item 5.    Other Events.

     On January 17, 2002, the Registrant (1) entered into a letter agreement (the “Letter Agreement”) with Security Capital Group Incorporated amending a Purchase and Sale Agreement, dated as of December 5, 2001 by and among the Registrant and Security Capital Group Incorporated, among others, and (2) entered into a Memorandum of Understanding with representatives of the plaintiffs and other defendants in a purported shareholders class action lawsuit against the Registrant, certain of its subsidiaries, its directors and Security Capital Group Incorporated. The Letter Agreement and the MOU are attached hereto as Exhibits 10.1 and 10.2. Also on January 17, 2002, Security Capital Group Incorporated issued the press release attached hereto as Exhibit 99.1 announcing the execution of the Letter Agreement and MOU.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

a)	Financial Statements.

None

b)	Pro Forma Financial Information.

None

c)	Exhibits.

Number	Exhibit

10.1	Letter Agreement, dated January 17, 2002, among Storage USA, Inc., Storage USA Trust, SUSA Partnership, L.P., and Security Capital Group Incorporated

10.2	Memorandum of Understanding, dated January 17, 2002

99.1	Press Release, dated January 17, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STORAGE USA, INC

Date: January 18, 2002	By: /s/ John W. McConomy

John W. McConomy

Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1	Letter Agreement, dated January 17, 2002, among Storage USA, Inc., Storage USA Trust, SUSA Partnership, L.P., and Security Capital Group Incorporated

10.2	Memorandum of Understanding, dated January 17, 2002

99.1	Press Release, dated January 17, 2002